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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 11, 1997 appearing on page 39 of Disc, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.



/s/ PRICE WATERHOUSE LLP

San Jose, California
June 30, 1997